CERTIFICATIONS PURSUANT TO SECTION 906

EX-99.906CERT

CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Robert J. Brault, Chief Financial Officer of Smith Barney Multiple Discipline Trust: Multiple Discipline Portfolio - All Cap Growth and Value (the “Registrant”), each certify to the best of his or her knowledge that:

1. The Registrant’s periodic report on Form N-CSR for the period ended December 31, 2004 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer	Chief Financial Officer
Smith Barney Multiple Discipline Trust:	Smith Barney Multiple Discipline Trust:
Multiple Discipline Portfolio -	Multiple Discipline Portfolio -
All Cap Growth and Value	All Cap Growth and Value

/s/ R. Jay Gerken	/s/ Robert J. Brault
R. Jay Gerken	Robert J. Brault
Date: March 9, 2005	Date: March 9, 2005

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906

EX-99.906CERT

CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Robert J. Brault, Chief Financial Officer of Smith Barney Multiple Discipline Trust: Multiple Discipline Portfolio - Large Cap Growth and Value (the “Registrant”), each certify to the best of his or her knowledge that:

1. The Registrant’s periodic report on Form N-CSR for the period ended December 31, 2004 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer	Chief Financial Officer
Smith Barney Multiple Discipline Trust:	Smith Barney Multiple Discipline Trust:
Multiple Discipline Portfolio -	Multiple Discipline Portfolio -
Large Cap Growth and Value	Large Cap Growth and Value

/s/ R. Jay Gerken	/s/ Robert J. Brault
R. Jay Gerken	Robert J. Brault
Date: March 9, 2005	Date: March 9, 2005

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906

EX-99.906CERT

CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Robert J. Brault, Chief Financial Officer of Smith Barney Multiple Discipline Trust: Multiple Discipline Portfolio – Global All Cap Growth and Value (the “Registrant”), each certify to the best of his or her knowledge that:

1. The Registrant’s periodic report on Form N-CSR for the period ended December 31, 2004 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer	Chief Financial Officer
Smith Barney Multiple Discipline Trust:	Smith Barney Multiple Discipline Trust:
Multiple Discipline Portfolio -	Multiple Discipline Portfolio -
Global All Cap Growth and Value	Global All Cap Growth and Value

/s/ R. Jay Gerken	/s/ Robert J. Brault
R. Jay Gerken	Robert J. Brault
Date: March 9, 2005	Date: March 9, 2005

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906

EX-99.906CERT

CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Robert J. Brault, Chief Financial Officer of Smith Barney Multiple Discipline Trust: Multiple Discipline Portfolio – Balanced All Cap Growth and Value (the “Registrant”), each certify to the best of his or her knowledge that:

1. The Registrant’s periodic report on Form N-CSR for the period ended December 31, 2004 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer	Chief Financial Officer
Smith Barney Multiple Discipline Trust:	Smith Barney Multiple Discipline Trust:
Multiple Discipline Portfolio -	Multiple Discipline Portfolio -
Balanced All Cap Growth and Value	Balanced All Cap Growth and Value

/s/ R. Jay Gerken	/s/ Robert J. Brault
R. Jay Gerken	Robert J. Brault
Date: March 9, 2005	Date: March 9, 2005

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.